UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

June 28, 2021

FRANKLIN COVEY CO.

(Exact name of registrant as specified in its charter)

Commission File No. 1-11107

Utah	87-0401551
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

2200 West Parkway Boulevard

Salt Lake City, Utah 84119-2099

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (801) 817-1776

Former name or former address, if changed since last report: Not Applicable

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.05 Par Value	FC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 28, 2021, the Board of Directors (the Board) of Franklin Covey Co. (the Company) approved the following changes to its executive leadership.

Appointment of Executive Chairman

Effective September 1, 2021, Robert A. Whitman, the Company’s current Chairman and Chief Executive Officer (CEO) will continue to serve as Chairman of the Board, and transition his executive role to Executive Chairman. Drawing on Mr. Whitman’s capabilities, broad experience, and extensive knowledge of the Company and its operations, his responsibilities as Executive Chairman will include:

•Advising the Company and the new CEO during the transition of the Chief Executive Officer;

•Focusing his efforts on corporate strategy, innovations, key financial matters, and capital transactions;

•Attending meetings with Company leadership, business partners, employees, and others as requested by the CEO or the Board;

•Assisting the Board with its oversight of the Company’s risks;

•Communicating with both internal and external stakeholders, as appropriate;

•Acting as a primary liaison between the Board and management; and

•Creating tight alignment between the Board and management as to the Company’s strategic direction, and supporting the execution of the Company’s strategy.

Mr. Whitman has served as the Company’s Chairman of the Board since June 1999 and as CEO since January 2000. The Company wishes to thank Mr. Whitman for his years of dedicated service as CEO and is thrilled to have Mr. Whitman continue to serve as Chairman of the Board and be involved with the Company’s operations as the Executive Chairman. Mr. Whitman’s biographical information may be found in Item 1 of the Company’s annual report on Form 10-K which was filed with the Commission on November 16, 2020.

Appointment of Chief Executive Officer

Effective September 1, 2021, Paul S. Walker will serve as the Company’s President and Chief Executive Officer. Mr. Walker currently serves as the Company’s President and Chief Operating Officer. Mr. Walker is in his twenty-first year with Franklin Covey Co. and brings extensive sales, operational, and leadership experience to his new assignment as the Company’s CEO. The Company is excited to have Mr. Walker assume his new role as Chief Executive Officer and believes his knowledge and expertise will drive continued success at Franklin Covey Co. in the years to come.

Mr. Walker’s biographical information may be found in Item 1 of the Company’s annual report on Form 10-K which was filed with the Commission on November 16, 2020.

Item 9.01 Financial Statements and Exhibits

(d)Exhibits

104Cover Page Interactive Data File – the cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN COVEY CO.

Date: June 30, 2021	By:	/s/ Stephen D. Young
Stephen D. Young
Chief Financial Officer